Confidential	Exhibit 10.6

Restricted Share Purchase Agreement
dated as of [■], 2020
between
VectivBio Holding AG
Aeschenvorstadt 36, 4051 Basel, Switzerland
(hereinafter referred to as the Company)
and
[Employee]
[address]
(hereinafter referred to as the Manager)
(the Company and the Manager hereinafter individually or collectively also referred to as Party or Parties, respectively)

WHEREAS,
(A)    The Manager wishes to purchase [■] restricted Common Shares, divided into [■] Common Shares deemed allocated in connection with the closing of the first tranche of the Company's series A2 financing (the First Tranche Common Shares) and [■] Common Shares deemed allocated in connection with the closing of the second tranche of the Company's series A2 financing (the Second Tranche Common Shares)1, pursuant to the terms and conditions of this restricted share purchase agreement (the Agreement). The Company is willing to and agrees to sell such number of restricted Common Shares to the Manager subject to (i) the registration of the capital increase of the Company necessary to issue the relevant number of Common Shares with the competent commercial register and (ii) the issuance of such number of Common Shares by the Company.
NOW, THEREFORE, the Parties hereby agree as follows:
1.    DEFINED TERMS
1.1    Affiliate means, at the time of determination, the Company or any Subsidiary. The Board shall have the authority to determine the time or times at which Affiliate status of any Entity is determined within the foregoing definition.
1.2    Agreement shall have the meaning ascribed to such term on the first page.
1.3    Articles mean the articles of association of the Company as amended from time to time.
1.4    Board means the board of directors of the Company.
1.5    Capitalization Adjustment means with respect to the Common Shares any share split, reverse share split, division or consolidation of Common Shares. Notwithstanding the foregoing, any change made to any class of Shares of the Company other than Common Shares or the conversion of any convertible securities of the Company shall not be treated as a transaction resulting in a Capitalization Adjustment.
1     Template to be amended depending on whether (i) First Common Shares, (ii) Second Tranche Common Shares or (iii) First Tranche Common Shares and Second Tranche Common Shares will be granted.

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1.6    Cause means with respect to the Manager, a valid reason (wichtiger Grund) as defined in art. 337 CO, including but not limited to the Manager's commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of Switzerland or any other applicable law. Any determination by the Company that the Continuous Service of the Manager was terminated by reason of dismissal without Cause for the purposes of Unvested Common Shares held by the Manager shall have no effect upon any determination of the rights or obligations of any Affiliate or the Manager for any other purpose.
1.7    Change of Control means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)    there is a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto will not own, directly or indirectly, substantially in the same proportions as immediately prior to such transaction, outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction; or
(ii)    there is a sale, lease, exclusive license or other disposition of all or a major part of the consolidated assets of the Company and its Subsidiaries (including by way of a carve-out or spin-off of parts of the business of the Company and its Subsidiaries accounting for a major part of the consolidated assets of the Company) to a person or to an Entity of which the Company, or the shareholders of the Company immediately prior thereto, directly or indirectly, own or control less than fifty percent (50%) of the combined voting power of all outstanding voting securities; or
(iii)    following a Listing, a public takeover offer is made to generally all holders of Shares (excluding only the offeror and any persons acting in concert with such offeror, the Company or holders of Shares to whom such takeover offer is not available due to applicable legislation such as foreign securities laws), and such takeover offer having become or been declared unconditional in all respects (or any such corresponding concept under applicable law), and, following the closing of such takeover offer, the right to cast more than fifty percent (50%) of all the voting rights (whether exercisable or not) of the Company would be vested in the offeror and | or any persons acting in concert with the offeror.
1.8    CO means the Swiss Code of Obligations, as amended from time to time.
1.9    COC Price shall mean in the context of a Change of Control the price per Common Share, subject to deductions for taxes, social security and pension contributions (if any) to be withheld, which shall be the same price (including contingent compensation if and when due) and payable at the same terms as is offered and paid in the Change of Control transaction for Shares, or in case of classes of shares, for shares of such class of shares as held by the Manager.
1.10    COC Vested Common Shares shall have the meaning ascribed to such term in Section 6.2.
1.11    Common Shares means the fully paid in registered ordinary shares of the Company with a Nominal Value of CHF 0.01.
1.12    Company shall have the meaning ascribed to such term on the first page.
1.13    Consultant means any person, including an advisor, who is (i) engaged by an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate (other than the Company) and is compensated for such services.

Restricted Share Purchase Agreement between VectivBio Holding AG and [■]	3 | 11
1.14    Continuous Service means that the Manager's service with any Affiliate as Employee, Consultant or Director is not interrupted or terminated. A change in the Affiliate for which the Manager renders service as Employee, Consultant or Director, provided that there is no interruption or termination of the Manager's service for the VectivBio group, shall not terminate the Manager's Continuous Service; provided, however, that if the Entity for which the Manager is rendering service ceases to qualify as an Affiliate (other than as a result of a Change of Control transaction), as determined by the Board in its sole discretion, the Manager's Continuous Service shall be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board may determine whether Continuous Service shall be considered interrupted in the case of any approved leave of absence approved by that party, including sick leave, military leave or any other personal leave. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of Vesting of Common Shares only to such extent as may be provided in the Company's leave of absence policy or in the written terms of the Manager's leave of absence agreement.
1.15    Converted Shares shall have the meaning ascribed to such term in Section 6.1.
1.16    Corporate Transaction means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)    any Change of Control event;
(ii)    the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving Entity;
(iii)    any other reorganization transaction which results in the Company no longer being the top holding company or is split; or
(iv)    the liquidation or dissolution of the Company.
1.17    Director means an appointed or elected member of the board of directors or a similar corporate body of an Affiliate.
1.18    Disability means the inability of the Manager to engage in any substantial gainful activity in the VectivBio group by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, and shall be determined by the Board in consideration of applicable Swiss rules regarding "permanent and total disability" and | or such medical evidence as the Board deems warranted under the circumstances.
1.19    Entity means a corporation, partnership, limited liability company or other entity.
1.20    Escrow Amount shall have the meaning ascribed to such term in Section 6.2.
1.21    Fair Market Value means, as of any date, the value of a Common Share reasonably determined by the Board or, following a Listing, on the basis of the closing price published for a Common Share on the day prior to such determination, in each case taking into account the fact that the Unvested Common Shares are subject to Vesting conditions.
1.22    First Tranche Common Shares shall have the meaning ascribed to such term on the first page.
1.23    Listing or Listed means the listing or registration of Shares and | or other securities of the Company on the SIX Swiss Exchange, Nasdaq Global Market or any other recognized and regulated stock exchange.
1.24    Manager shall have the meaning ascribed to such term on the first page.

Restricted Share Purchase Agreement between VectivBio Holding AG and [■]	4 | 11
1.25    Nominal Value means the nominal value of each Common Share of CHF 0.01 (subject to any Capitalization Adjustment).
1.26    Party or Parties shall have the meaning ascribed to such term on the first page.
1.27    Qualified IPO shall have the meaning ascribed to such term in Section 1 of the Shareholders Agreement.
1.28    Repurchase Option has the meaning ascribed to such term in Section 6.
1.29    Second Tranche Closing means the closing of the second tranche of the Company's series A2 financing (excluding the Second Tranche Private Placement).
1.30    Second Tranche Common Shares shall have the meaning ascribed to such term on the first page.
1.31    Second Tranche Private Placement means the completion of the second tranche of the Company's series A2 financing by way of a private placement of registered ordinary shares concurrent with a Qualified IPO.
1.32    Share or Shares mean any shares of capital stock issued by the Company, irrespective of their class, their nominal value, preferential rights and other special rights, which confer voting rights to the owner in a general meeting of shareholders of the Company, including Common Shares.
1.33    Shareholders Agreement means the first amended and restated shareholders' agreement by and among all shareholders of the Company dated as of [■], 2020 (as may be amended from time to time).
1.34    Subsidiary means, with respect to the Company, (i) any corporation or limited liability company of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation or limited liability company (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%). The term Subsidiary includes in particular VectivBio AG, Switzerland, GlyPharma Therapeutic Inc., Canada, and VectivBio US, Inc., United States.
1.35    Unvested with respect to a Common Share means that such Common Share is subject to the Repurchase Option.
1.36    Vested with respect to a Common Share means that such Common Share has lapsed to be subject to the Repurchase Option, and the terms Vesting and Vest shall be construed accordingly.
2.    PURCHASE
The Company hereby agrees to sell and the Manager hereby agrees to purchase [■] Common Shares subject to the terms and conditions of this Agreement.
The purchase price per Common Share shall be CHF 0.01.
The respective obligations of the Parties to sell and transfer or buy and accept the relevant number of Common Shares contemplated by this Agreement shall be subject to (i) the registration of the capital increase of the Company necessary to issue the relevant number of Common Shares with the competent commercial register and (ii) the issuance of such number of Common Shares by the Company.

Restricted Share Purchase Agreement between VectivBio Holding AG and [■]	5 | 11
3.    ADHERENCE TO THE SHAREHOLDERS AGREEMENT
The Manager hereby adheres to the Shareholders Agreement with effect as from the date on which the Manager receives the Common Shares under this Agreement. In addition, the Manager agrees to sign an accession declaration to the Shareholders Agreement if so requested by the Company.
4.    VESTING
The Common Shares held by the Manager shall Vest in the Manager in accordance with Schedule 1 hereto.
The Manager agrees and undertakes to exercise the voting rights associated with any Unvested Common Shares held by the Manager in accordance with the Shareholders Agreement (as long as applicable) and the proposals made by the Board to the general meeting of shareholders of the Company for any specific agenda item.
5.    TRANSFERABILITY
The Common Shares are subject to the transfer restrictions set forth in the Articles and the Shareholders Agreement (as long as applicable). The Manager acknowledges and agrees that no Unvested Common Shares may be transferred, with or without consideration, encumbranced, pledged or otherwise subjected to any lien or third party right. In addition, all Unvested Common Shares held by the Manager hereunder are subject to the Repurchase Option and all Vested Common Shares held by the Manager hereunder remain subject to the restrictions set forth in the Shareholders Agreement (as long as applicable) and the Articles.
The Manager hereby undertakes to adhere at all times to the terms of this Agreement as well as the Shareholders Agreement (as long as applicable), agrees not to do anything that would jeopardize the exercise of the rights of the Company hereunder and of the rights of any party to the Shareholders Agreement (as long as applicable), and acknowledges that any attempted transfer of Common Shares in violation of these terms shall be null and void and without any effect.
The Manager agrees that the Company may at any time request that any Unvested Common Shares be held in a restricted custody account as determined by the Company.
6.    REPURCHASE OPTION
6.1    Upon Termination of Continuous Service, upon a Corporate Transaction, upon Unauthorized Exercise of Voting Rights or upon Failure of, or Change of Control or Second Tranche Private Placement prior to, Second Tranche Closing
The Company shall, in accordance with the provisions set forth in Section 6.3, have the right (but not the obligation) to repurchase all or any part of the Unvested Common Shares held by the Manager under this Agreement (the Repurchase Option)
(i)    in the event of termination of the Continuous Service by the relevant Affiliate or the Manager (other than in case of a Change of Control);
(ii)    in the event of a Corporate Transaction (unless the conditions of Section 6.2 are or, at the relevant time, will be met, in which case the Company shall have no Repurchase Option);
(iii)    in the event that the Manager exercises any voting rights associated with Unvested Common Shares in violation of the obligations under Section 4 above; or

Restricted Share Purchase Agreement between VectivBio Holding AG and [■]	6 | 11
(iv)    with respect to the Second Tranche Common Shares only, (1) in the event the Company fails to complete the Second Tranche Closing before June 30, 2021, or (2) upon the completion of a Change of Control or a Second Tranche Private Placement prior to the Second Tranche Closing.
In the event of a Corporate Transaction (other than in connection with a Change of Control), the Company shall – if applicable, in alternative to the Repurchase Option under paragraph (ii) above – be entitled to convert ('roll-over') any Unvested Common Shares into Unvested shares or securities of the acquiring person or surviving Entity or Unvested equity-based instruments relating to such shares or securities (each, Converted Shares) (subject to any necessary adjustments, including as to the number of shares, securities or underlying shares, as applicable), provided that such Converted Shares are subject to substantially the same terms and conditions, or terms and conditions more favorable to the Manager, as the Unvested Common Shares immediately prior to the Corporate Transaction (including, without limitation, Section 6.2 and the Vesting schedule) and the Manager is not economically disadvantaged by such conversion | roll-over (including due to any negative tax consequences resulting from the conversion | roll-over), in which case the Company may at its sole discretion decide still to roll-over any Unvested Common Shares if it fully compensates the Manager for the economic disadvantage (including for any negative tax consequences) that the Manager suffers as a result of such conversion | roll-over.
6.2    Change of Control
Subject to Section 6.1(iv)(2) with respect to Second Tranche Common Shares, in case of the occurrence of a Change of Control, all Common Shares that would be Unvested at the effective date of the Change of Control held by the Manager shall vest in full (such Common Shares that vest only because of the Change of Control, the COC Vested Common Shares) prior to the effective date of the Change of Control, at such specific date and time as shall be designated by the Board in order to enable the following actions.
Subject to the Shareholders Agreement (if relevant), the Manager shall have the right, and, if so demanded by the Board, the obligation to, and the Board shall use reasonable efforts to procure that the Manager is enabled to, sell all of his Vested Common Shares (including the COC Vested Common Shares) to the acquiror | offeror on the effective date of the Change of Control at the COC Price.
Notwithstanding anything to the contrary herein, upon occurrence of a Change of Control and if the Manager did not elect to sell his Vested Common Shares into the Change of Control transaction, the Company shall have the unconditional right to purchase, at the sole discretion of the Company, all of the Manager's Vested Common Shares (including the COC Vested Common Shares) at the COC Price.
The aggregate proceeds paid at closing of a Change of Control transaction for COC Vested Common Shares shall be held in escrow with an escrow agent designated by the Company (the Escrow Amount). The Escrow Amount shall be released in full to the Manager on the earlier of:
(i)    the effective date of a termination of the Manager's Continuous Service by the relevant Affiliate or its legal successor, as the case may be, without Cause; or
(ii)    the date six (6) months after the effective date of the Change of Control.
Prior to this date, partial release of the Escrow Amount shall be made, to the extent such partial release is reasonably necessary for purposes of the settling of personal income tax, social security or pension liabilities by the Manager arising as a consequence of the transactions set out in this Section 6.2.

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By accepting Common Shares, the Manager gives a power of attorney to the Company to sell, assign or otherwise dispose of on behalf of the Manager such Manager's Common Shares, in order to comply with and give full force and effect to the provisions of this Section 6.2, including, without limitation, the sale in a Change of Control transaction.
6.3    Repurchase Conditions
The repurchase price for each Unvested Common Share shall be
(i)    in the event of (i) termination of the Continuous Service for Cause or (ii) unauthorized exercise of voting rights associated with Unvested Common Shares, the lower of the Fair Market Value of the Common Shares on the date of exercise of the Repurchase Option or the Nominal Value;
(ii)    in the event of discontinuation of the Continuous Service as a result of resignation of the Manager, the Nominal Value;
(iii)    in the event of discontinuation of the Continuous Service as a result of Disability or death, the Fair Market Value;
(iv)    in the event of discontinuation of the Continuous Service for any other reason not set forth in paragraphs (i) through (iii), the Nominal Value;
(v)    in the event of a Corporate Transaction, the Fair Market Value; or
(vi)    in the event (1) the Company fails to complete the Second Tranche Closing by June 30, 2021 or (2) a Change of Control or a Second Tranche Private Placement is completed prior to the Second Tranche Closing, the cost incurred by the Manager in connection with the purchase of the Second Tranche Common Shares.
Any Repurchase Option shall be exercised for cash, subject to the Company's right to set-off the Repurchase Option price against any claim the Company or any of its Affiliates may have against the Manager.
Any Repurchase Option shall be exercised by the Company, as applicable,
(i)    within ninety (90) days following an event of termination of Continuous Service;
(ii)    within thirty (30) days following a Corporate Transaction;
(iii)    within thirty (30) days after the unauthorized exercise of voting rights associated with Unvested Common Shares;
(iv)    by July 31, 2021 if the Company fails to complete the Second Tranche Closing before June 30, 2021;
(v)    within thirty (30) days following the completion of a Change of Control or a Second Tranche Private Placement prior to the Second Tranche Closing; or
(vi)    such longer period as agreed by the Parties.
If, in case of a demerger of the Company in the context of a Change of Control, the Manager does not own shares of the Entity to be sold, the Manager shall be treated as if he | she (also) had shares of the Entity to be sold and the Board shall make the necessary adjustments.

Restricted Share Purchase Agreement between VectivBio Holding AG and [■]	8 | 11
7.    CAPITALIZATION ADJUSTMENTS AND OTHER CORPORATE EVENTS
7.1    Capitalization Adjustments
The Manager acknowledges and agrees that in the event of a Capitalization Adjustment, the Company is entitled appropriately to adjust the class, number and Nominal Value of Common Shares subject to this Agreement and that any such determination of the Company is final, binding and conclusive. The Manager undertakes to cooperate with the Company in such Capitalization Adjustment and to execute such documents as may be required to effect such Capitalization Adjustment.
7.2    Dissolution or Liquidation
The Manager acknowledges and agrees that in the event of a dissolution or liquidation of the Company, the Repurchase Option may, in the Company's sole discretion, be exercised prior to the completion of such dissolution or liquidation even if the Manager is providing Continuous Service.
7.3    Listing
Upon occurrence of a Listing, the Company shall use all reasonable endeavors that (i) the Common Shares subject to this Agreement, irrespective of whether such Common Shares are Vested or Unvested, shall be converted into such Shares as are proposed to be Listed (if other than Common Shares), provided that the Manager understands and acknowledges that such conversions require a respective resolution by the general meeting of shareholders of the Company to amend the Articles. In the event that the Shares into which the Common Shares are to be converted have another nominal value than the Common Shares, the conversion (if resolved) shall be made in such way that for each Common Share a respective number of Share(s) proposed to be Listed shall be issued for each Common Share to reflect the Nominal Value of the Common Share in relation to the nominal value of the Shares proposed to be Listed and any resulting fraction shall, at the Company's sole discretion, be settled in cash (based on Fair Market Value) or by issuing a full Share.
The Manager hereby agrees and undertakes to cooperate with the Company in the context of a conversion of Common Shares into other Shares proposed to be Listed and execute any and all documents required to effect such conversion.
Any conversion of Common Shares into other Shares proposed to be Listed, if so resolved, shall not affect the status as Vested or Unvested Common Shares (or other Shares after conversion), and this Agreement shall continue to apply to such Shares after conversion, unless otherwise agreed upon by the Parties in writing.
8.    MISCELLANEOUS
8.1    Power of Attorney to Subscribe for the Relevant Number of Common Shares
The Manager hereby designates and authorizes any member of the Board, acting individually and not jointly, with the right of substitution, to execute any subscription form required in order to subscribe in the name and on behalf of the Manager for the relevant number of Common Shares as set out in Section 2, including unconditionally to commit to make a contribution corresponding to the aggregate purchase price as set out in Section 2.
8.2    Rights of Holders of Common Shares
The Manager shall have the right to exercise all rights and privileges of a holder of Common Shares in accordance with the Articles and applicable law, including without limitation for purposes of attending shareholders meetings, exercising voting rights (within the limits set forth in

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this Agreement), receiving any dividends that may be paid with respect to such Common Shares, even if some or all of such Common Shares are Unvested, subject always to the obligations set forth in the Shareholders Agreement.
The Manager shall have no pre-emptive rights (Bezugsrechte) with respect to Unvested Common Shares, and hereby waives any such pre-emptive rights.
8.3    No Employment or Other Service Rights
No provision in this Agreement shall confer upon the Manager any right to continue to serve the Company in the capacity in effect at the time this Agreement was executed or shall affect the right of the Company to terminate the Manager's contractual relationship (including without limitation any employment or service) with the Company with or without notice and with or without Cause in accordance with such contractual relationship and applicable law.
8.4    Tax and Social Security Contributions
The Manager shall be responsible for the correct tax and social security declarations and payments according to the applicable law. Any arising wage tax, income tax, capital gains tax, social security contributions or any other taxes or contributions payable by the Manager must be borne by the Manager in accordance with applicable law.
The Manager's employer has the right to make withholdings from the Manager's salary or other compensation elements or retain Common Shares to meet payroll withholding obligations or request payment from the Manager unless the funds are provided otherwise to the employer.
The Manager acknowledges that the Company does not give any representations with respect to the tax treatment of the Unvested Common Shares or Vested Common Shares, and even a tax ruling is no guarantee that tax authorities may not take a different view based on facts and circumstances occurring or coming to their attention at a later stage.
8.5    Investment Assurances
The Manager represents to the Company the following:
(i)    The Manager is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to purchase the Common Shares. The Manager is purchasing the Common Shares for investment for the Manager's own account only.
(ii)    The Manager acknowledges and understands that the Common Shares are not and may never be traded at a public market and, therefore, the Manager may never be able to sell the Common Shares.
(iii)    The Manager further acknowledges and understands that the Company has no obligation, either now or in the future, to repurchase any of the Common Shares, whether Vested or Unvested, at any time. Also, the Manager acknowledges and understands that, in the event that the Company repurchases Common Shares (by exercising the Repurchase Option or otherwise), the repurchase price may be less than the Nominal Value or, if higher, less than the Fair Market Value, and that the Manager bears any risk associated with the potential loss in value.
8.6    Notices
Any notices shall be given in writing and shall be deemed duly given if and when properly addressed and posted by registered mail. All notices hereunder shall be addressed to the

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address of each Party shown on the first page. Any change in the proper address under this Section needs to be notified to the other Party to become effective.
8.7    Effect
This Agreement shall take effect as of the date of the last signature under this Agreement and remain in effect as long as the Manager holds any Shares. This Agreement shall inure to the benefit of and be binding upon the Parties and their successors and assigns.
8.8    Entire Agreement
This Agreement, together with such other documents attached hereto or referred to herein, constitutes the entire agreement of the Parties with respect to the subject matter hereof, and supersedes any and all previous agreements between the Parties, whether written or oral, with respect to such subject matter.
8.9    Severability
If a provision of this Agreement is or becomes illegal, invalid or unenforceable in any jurisdiction, that will not affect (i) the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement, or (ii) the legality, validity or enforceability in any other jurisdiction of that or any other provision of this Agreement.
8.10    Governing Law and Jurisdiction
This Agreement shall in all respects be governed by, and construed in accordance with, the laws of Switzerland, including all matters of construction, validity and performance, without giving effect to its conflict of laws provisions.
The courts at the registered offices of the Company in Basel, Switzerland, shall have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the validity thereof).
[Signatures to follow on next page]

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Agreed as of the date written on the cover page of this Agreement.

VectivBio Holding AG

Luca Santarelli
Member of the Board and CEO

Manager

[■]
Schedule 1:     Vesting Schedule
[Signature page to the restricted share purchase agreement]

Confidential
Restricted Share Purchase Agreement
dated as of [■], 2020
between
VectivBio Holding AG
Aeschenvorstadt 36, 4051 Basel, Switzerland
(hereinafter referred to as the Company)
and
[Employee]
[address]
(hereinafter referred to as the Manager)
(the Company and the Manager hereinafter individually or collectively also referred to as Party or Parties, respectively)

WHEREAS,
(A)    The Company and the Manager entered into an employment agreement dated [■], [2020] (the Employment Agreement) according to which the Manager shall be eligible to purchase up to [■] restricted Common Shares at nominal value of CHF 0.01 each in the Company subject to the restrictions as set forth in the relevant restricted share purchase agreement.
(B)    The Manager wishes to purchase [■] restricted Common Shares, divided into [■] Common Shares deemed allocated in connection with the closing of the first tranche of the Company's series A2 financing (the First Tranche Common Shares) and [■] Common Shares deemed allocated in connection with the closing of the second tranche of the Company's series A2 financing (the Second Tranche Common Shares),2 pursuant to the terms and conditions of this restricted share purchase agreement (the Agreement). The Company is willing to and agrees to sell such number of restricted Common Shares to the Manager subject to (i) the registration of the capital increase of the Company necessary to issue the relevant number of Common Shares with the competent commercial register and (ii) the issuance of such number of Common Shares by the Company.
NOW, THEREFORE, the Parties hereby agree as follows:
1.    DEFINED TERMS
1.1    Affiliate means, at the time of determination, the Company or any Subsidiary. The Board shall have the authority to determine the time or times at which Affiliate status of any Entity is determined within the foregoing definition.
1.2    Agreement shall have the meaning ascribed to such term on the first page.
1.3    Articles mean the articles of association of the Company as amended from time to time.
1.4    Board means the board of directors of the Company.
2     Template to be amended depending on whether (i) First Common Shares, (ii) Second Tranche Common Shares or (iii) First Tranche Common Shares and Second Tranche Common Shares will be granted.

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1.5    Capitalization Adjustment means with respect to the Common Shares any share split, reverse share split, division or consolidation of Common Shares. Notwithstanding the foregoing, any change made to any class of Shares of the Company other than Common Shares or the conversion of any convertible securities of the Company shall not be treated as a transaction resulting in a Capitalization Adjustment.
1.6    Cause means with respect to the Manager, a valid reason (wichtiger Grund) as defined in art. 337 CO, including but not limited to the Manager's commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of Switzerland or any other applicable law. Any determination by the Company that the Continuous Service of the Manager was terminated by reason of dismissal without Cause for the purposes of Unvested Common Shares held by the Manager shall have no effect upon any determination of the rights or obligations of any Affiliate or the Manager for any other purpose.
1.7    Change of Control means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)    there is a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto will not own, directly or indirectly, substantially in the same proportions as immediately prior to such transaction, outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction; or
(ii)    there is a sale, lease, exclusive license or other disposition of all or a major part of the consolidated assets of the Company and its Subsidiaries (including by way of a carve-out or spin-off of parts of the business of the Company and its Subsidiaries accounting for a major part of the consolidated assets of the Company) to a person or to an Entity of which the Company, or the shareholders of the Company immediately prior thereto, directly or indirectly, own or control less than fifty percent (50%) of the combined voting power of all outstanding voting securities; or
(iii)    following a Listing, a public takeover offer is made to generally all holders of Shares (excluding only the offeror and any persons acting in concert with such offeror, the Company or holders of Shares to whom such takeover offer is not available due to applicable legislation such as foreign securities laws), and such takeover offer having become or been declared unconditional in all respects (or any such corresponding concept under applicable law), and, following the closing of such takeover offer, the right to cast more than fifty percent (50%) of all the voting rights (whether exercisable or not) of the Company would be vested in the offeror and | or any persons acting in concert with the offeror.
1.8    CO means the Swiss Code of Obligations, as amended from time to time.
1.9    COC Price shall mean in the context of a Change of Control the price per Common Share, subject to deductions for taxes, social security and pension contributions (if any) to be withheld, which shall be the same price (including contingent compensation if and when due) and payable at the same terms as is offered and paid in the Change of Control transaction for Shares, or in case of classes of shares, for shares of such class of shares as held by the Manager.
1.10    COC Vested Common Shares shall have the meaning ascribed to such term in Section 6.2.
1.11    Common Shares means the fully paid in registered ordinary shares of the Company with a Nominal Value of CHF 0.01.

Restricted Share Purchase Agreement between VectivBio Holding AG and [■]	3 | 11
1.12    Company shall have the meaning ascribed to such term on the first page.
1.13    Consultant means any person, including an advisor, who is (i) engaged by an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate (other than the Company) and is compensated for such services.
1.14    Continuous Service means that the Manager's service with any Affiliate as Employee, Consultant or Director is not interrupted or terminated. A change in the Affiliate for which the Manager renders service as Employee, Consultant or Director, provided that there is no interruption or termination of the Manager's service for the VectivBio group, shall not terminate the Manager's Continuous Service; provided, however, that if the Entity for which the Manager is rendering service ceases to qualify as an Affiliate (other than as a result of a Change of Control transaction), as determined by the Board in its sole discretion, the Manager's Continuous Service shall be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board may determine whether Continuous Service shall be considered interrupted in the case of any approved leave of absence approved by that party, including sick leave, military leave or any other personal leave. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of Vesting of Common Shares only to such extent as may be provided in the Company's leave of absence policy or in the written terms of the Manager's leave of absence agreement.
1.15    Converted Shares shall have the meaning ascribed to such term in Section 6.1.
1.16    Corporate Transaction means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)    any Change of Control event;
(ii)    the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving Entity;
(iii)    any other reorganization transaction which results in the Company no longer being the top holding company or is split; or
(iv)    the liquidation or dissolution of the Company.
1.17    Director means an appointed or elected member of the board of directors or a similar corporate body of an Affiliate.
1.18    Disability means the inability of the Manager to engage in any substantial gainful activity in the VectivBio group by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, and shall be determined by the Board in consideration of applicable Swiss rules regarding "permanent and total disability" and | or such medical evidence as the Board deems warranted under the circumstances.
1.19    Entity means a corporation, partnership, limited liability company or other entity.
1.20    Employment Agreement shall have the meaning ascribed to such term on the first page.
1.21    Escrow Amount shall have the meaning ascribed to such term in Section 6.2.
1.22    Fair Market Value means, as of any date, the value of a Common Share reasonably determined by the Board or, following a Listing, on the basis of the closing price published for a Common Share on the day prior to such determination, in each case taking into account the fact that the Unvested Common Shares are subject to Vesting conditions.

Restricted Share Purchase Agreement between VectivBio Holding AG and [■]	4 | 11
1.23    First Tranche Common Shares shall have the meaning ascribed to such term on the first page.
1.24    Listing or Listed means the listing or registration of Shares and | or other securities of the Company on the SIX Swiss Exchange, Nasdaq Global Market or any other recognized and regulated stock exchange.
1.25    Manager shall have the meaning ascribed to such term on the first page.
1.26    Nominal Value means the nominal value of each Common Share of CHF 0.01 (subject to any Capitalization Adjustment).
1.27    Party or Parties shall have the meaning ascribed to such term on the first page.
1.28    Qualified IPO shall have the meaning ascribed to such term in Section 1 of the Shareholders Agreement.
1.29    Repurchase Option has the meaning ascribed to such term in Section 6.
1.30    Second Tranche Closing means the closing of the second tranche of the Company's series A2 financing (excluding the Second Tranche Private Placement).
1.31    Second Tranche Common Shares shall have the meaning ascribed to such term on the first page.
1.32    Second Tranche Private Placement means the completion of the second tranche of the Company's series A2 financing by way of a private placement of registered ordinary shares concurrent with a Qualified IPO.
1.33    Share or Shares mean any shares of capital stock issued by the Company, irrespective of their class, their nominal value, preferential rights and other special rights, which confer voting rights to the owner in a general meeting of shareholders of the Company, including Common Shares.
1.34    Shareholders Agreement means the first amended and restated shareholders' agreement by and among all shareholders of the Company dated as of [■], 2020 (as may be amended from time to time).
1.35    Subsidiary means, with respect to the Company, (i) any corporation or limited liability company of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation or limited liability company (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%). The term Subsidiary includes in particular VectivBio AG, Switzerland, GlyPharma Therapeutic Inc., Canada, and VectivBio US, Inc., United States.
1.36    Unvested with respect to a Common Share means that such Common Share is subject to the Repurchase Option.
1.37    Vested with respect to a Common Share means that such Common Share has lapsed to be subject to the Repurchase Option, and the terms Vesting and Vest shall be construed accordingly.
2.    PURCHASE
The Company hereby agrees to sell and the Manager hereby agrees to purchase [■] Common Shares subject to the terms and conditions of this Agreement.

Restricted Share Purchase Agreement between VectivBio Holding AG and [■]	5 | 11
The purchase price per Common Share shall be CHF 0.01.
The Manager agrees that he | she shall no longer have any rights under section [■] of the Employment Agreement.
The respective obligations of the Parties to sell and transfer or buy and accept the relevant number of Common Shares contemplated by this Agreement shall be subject to (i) the registration of the capital increase of the Company necessary to issue the relevant number of Common Shares with the competent commercial register and (ii) the issuance of such number of Common Shares by the Company.
3.    ADHERENCE TO THE SHAREHOLDERS AGREEMENT
The Manager hereby adheres to the Shareholders Agreement with effect as from the date on which the Manager receives the Common Shares under this Agreement. In addition, the Manager agrees to sign an accession declaration to the Shareholders Agreement if so requested by the Company.
4.    VESTING
The Common Shares held by the Manager shall Vest in the Manager in accordance with Schedule 1 hereto.
The Manager agrees and undertakes to exercise the voting rights associated with any Unvested Common Shares held by the Manager in accordance with the Shareholders Agreement (as long as applicable) and the proposals made by the Board to the general meeting of shareholders of the Company for any specific agenda item.
5.    TRANSFERABILITY
The Common Shares are subject to the transfer restrictions set forth in the Articles and the Shareholders Agreement (as long as applicable). The Manager acknowledges and agrees that no Unvested Common Shares may be transferred, with or without consideration, encumbranced, pledged or otherwise subjected to any lien or third party right. In addition, all Unvested Common Shares held by the Manager hereunder are subject to the Repurchase Option and all Vested Common Shares held by the Manager hereunder remain subject to the restrictions set forth in the Shareholders Agreement (as long as applicable) and the Articles.
The Manager hereby undertakes to adhere at all times to the terms of this Agreement as well as the Shareholders Agreement (as long as applicable), agrees not to do anything that would jeopardize the exercise of the rights of the Company hereunder and of the rights of any party to the Shareholders Agreement (as long as applicable), and acknowledges that any attempted transfer of Common Shares in violation of these terms shall be null and void and without any effect.
The Manager agrees that the Company may at any time request that any Unvested Common Shares be held in a restricted custody account as determined by the Company.
6.    REPURCHASE OPTION
6.1    Upon Termination of Continuous Service, upon a Corporate Transaction upon Unauthorized Exercise of Voting Rights or upon Failure of, or Change of Control or Second Tranche Private Placement prior to, Second Tranche Closing

Restricted Share Purchase Agreement between VectivBio Holding AG and [■]	6 | 11
The Company shall, in accordance with the provisions set forth in Section 6.3, have the right (but not the obligation) to repurchase all or any part of the Unvested Common Shares held by the Manager under this Agreement (the Repurchase Option)
(i)    in the event of termination of the Continuous Service by the relevant Affiliate or the Manager (other than in case of a Change of Control);
(ii)    in the event of a Corporate Transaction (unless the conditions of Section 6.2 are or, at the relevant time, will be met, in which case the Company shall have no Repurchase Option);
(iii)    in the event that the Manager exercises any voting rights associated with Unvested Common Shares in violation of the obligations under Section 4 above; or
(iv)    with respect to the Second Tranche Common Shares only, (1) in the event the Company fails to complete the Second Tranche Closing before June 30, 2021, or (2) upon the completion of a Change of Control or a Second Tranche Private Placement prior to the Second Tranche Closing.
In the event of a Corporate Transaction (other than in connection with a Change of Control), the Company shall – if applicable, in alternative to the Repurchase Option under paragraph (ii) above – be entitled to convert ('roll-over') any Unvested Common Shares into Unvested shares or securities of the acquiring person or surviving Entity or Unvested equity-based instruments relating to such shares or securities (each, Converted Shares) (subject to any necessary adjustments, including as to the number of shares, securities or underlying shares, as applicable), provided that such Converted Shares are subject to substantially the same terms and conditions, or terms and conditions more favorable to the Manager, as the Unvested Common Shares immediately prior to the Corporate Transaction (including, without limitation, Section 6.2 and the Vesting schedule) and the Manager is not economically disadvantaged by such conversion | roll-over (including due to any negative tax consequences resulting from the conversion | roll-over), in which case the Company may at its sole discretion decide still to roll-over any Unvested Common Shares if it fully compensates the Manager for the economic disadvantage (including for any negative tax consequences) that the Manager suffers as a result of such conversion | roll-over.
6.2    Change of Control
Subject to Section 6.1(iv)(2) with respect to Second Tranche Common Shares, in case of the occurrence of a Change of Control, all Common Shares that would be Unvested at the effective date of the Change of Control held by the Manager shall vest in full (such Common Shares that vest only because of the Change of Control, the COC Vested Common Shares) prior to the effective date of the Change of Control, at such specific date and time as shall be designated by the Board in order to enable the following actions.
Subject to the Shareholders Agreement (if relevant), the Manager shall have the right, and, if so demanded by the Board, the obligation to, and the Board shall use reasonable efforts to procure that the Manager is enabled to, sell all of his Vested Common Shares (including the COC Vested Common Shares) to the acquiror | offeror on the effective date of the Change of Control at the COC Price.
Notwithstanding anything to the contrary herein, upon occurrence of a Change of Control and if the Manager did not elect to sell his Vested Common Shares into the Change of Control transaction, the Company shall have the unconditional right to purchase, at the sole discretion of the Company, all of the Manager's Vested Common Shares (including the COC Vested Common Shares) at the COC Price.
The aggregate proceeds paid at closing of a Change of Control transaction for COC Vested Common Shares shall be held in escrow with an escrow agent designated by the

Restricted Share Purchase Agreement between VectivBio Holding AG and [■]	7 | 11
Company (the Escrow Amount). The Escrow Amount shall be released in full to the Manager on the earlier of:
(i)    the effective date of a termination of the Manager's Continuous Service by the relevant Affiliate or its legal successor, as the case may be, without Cause; or
(ii)    the date six (6) months after the effective date of the Change of Control.
Prior to this date, partial release of the Escrow Amount shall be made, to the extent such partial release is reasonably necessary for purposes of the settling of personal income tax, social security or pension liabilities by the Manager arising as a consequence of the transactions set out in this Section 6.2.
By accepting Common Shares, the Manager gives a power of attorney to the Company to sell, assign or otherwise dispose of on behalf of the Manager such Manager's Common Shares, in order to comply with and give full force and effect to the provisions of this Section 6.2, including, without limitation, the sale in a Change of Control transaction.
6.3    Repurchase Conditions
The repurchase price for each Unvested Common Share shall be
(i)    in the event of (i) termination of the Continuous Service for Cause or (ii) unauthorized exercise of voting rights associated with Unvested Common Shares, the lower of the Fair Market Value of the Common Shares on the date of exercise of the Repurchase Option or the Nominal Value;
(ii)    in the event of discontinuation of the Continuous Service as a result of resignation of the Manager, the Nominal Value;
(iii)    in the event of discontinuation of the Continuous Service as a result of Disability or death, the Fair Market Value;
(iv)    in the event of discontinuation of the Continuous Service for any other reason not set forth in paragraphs (i) through (iii), the Nominal Value;
(v)    in the event of a Corporate Transaction, the Fair Market Value; or
(vi)    in the event (1) the Company fails to complete the Second Tranche Closing by June 30, 2021 or (2) a Change of Control or a Second Tranche Private Placement is completed prior to the Second Tranche Closing, the cost incurred by the Manager in connection with the purchase of the Second Tranche Common Shares.
Any Repurchase Option shall be exercised for cash, subject to the Company's right to set-off the Repurchase Option price against any claim the Company or any of its Affiliates may have against the Manager.
Any Repurchase Option shall be exercised by the Company, as applicable,
(i)    within ninety (90) days following an event of termination of Continuous Service;
(ii)    within thirty (30) days following a Corporate Transaction;
(iii)    within thirty (30) days after the unauthorized exercise of voting rights associated with Unvested Common Shares;
(iv)    by July 31, 2021 if the Company fails to complete the Second Tranche Closing before June 30, 2021;

Restricted Share Purchase Agreement between VectivBio Holding AG and [■]	8 | 11
(v)    within thirty (30) days following the completion of a Change of Control or a Second Tranche Private Placement prior to the Second Tranche Closing; or
(vi)    such longer period as agreed by the Parties.
If, in case of a demerger of the Company in the context of a Change of Control, the Manager does not own shares of the Entity to be sold, the Manager shall be treated as if he | she (also) had shares of the Entity to be sold and the Board shall make the necessary adjustments.
7.    CAPITALIZATION ADJUSTMENTS AND OTHER CORPORATE EVENTS
7.1    Capitalization Adjustments
The Manager acknowledges and agrees that in the event of a Capitalization Adjustment, the Company is entitled appropriately to adjust the class, number and Nominal Value of Common Shares subject to this Agreement and that any such determination of the Company is final, binding and conclusive. The Manager undertakes to cooperate with the Company in such Capitalization Adjustment and to execute such documents as may be required to effect such Capitalization Adjustment.
7.2    Dissolution or Liquidation
The Manager acknowledges and agrees that in the event of a dissolution or liquidation of the Company, the Repurchase Option may, in the Company's sole discretion, be exercised prior to the completion of such dissolution or liquidation even if the Manager is providing Continuous Service.
7.3    Listing
Upon occurrence of a Listing, the Company shall use all reasonable endeavors that (i) the Common Shares subject to this Agreement, irrespective of whether such Common Shares are Vested or Unvested, shall be converted into such Shares as are proposed to be Listed (if other than Common Shares), provided that the Manager understands and acknowledges that such conversions require a respective resolution by the general meeting of shareholders of the Company to amend the Articles. In the event that the Shares into which the Common Shares are to be converted have another nominal value than the Common Shares, the conversion (if resolved) shall be made in such way that for each Common Share a respective number of Share(s) proposed to be Listed shall be issued for each Common Share to reflect the Nominal Value of the Common Share in relation to the nominal value of the Shares proposed to be Listed and any resulting fraction shall, at the Company's sole discretion, be settled in cash (based on Fair Market Value) or by issuing a full Share.
The Manager hereby agrees and undertakes to cooperate with the Company in the context of a conversion of Common Shares into other Shares proposed to be Listed and execute any and all documents required to effect such conversion.
Any conversion of Common Shares into other Shares proposed to be Listed, if so resolved, shall not affect the status as Vested or Unvested Common Shares (or other Shares after conversion), and this Agreement shall continue to apply to such Shares after conversion, unless otherwise agreed upon by the Parties in writing.
8.    MISCELLANEOUS
8.1    Power of Attorney to Subscribe for the Relevant Number of Common Shares
The Manager hereby designates and authorizes any member of the Board, acting individually and not jointly, with the right of substitution, to execute any subscription form required in order to

Restricted Share Purchase Agreement between VectivBio Holding AG and [■]	9 | 11
subscribe in the name and on behalf of the Manager for the relevant number of Common Shares as set out in Section 2, including unconditionally to commit to make a contribution corresponding to the aggregate purchase price as set out in Section 2.
8.2    Rights of Holders of Common Shares
The Manager shall have the right to exercise all rights and privileges of a holder of Common Shares in accordance with the Articles and applicable law, including without limitation for purposes of attending shareholders meetings, exercising voting rights (within the limits set forth in this Agreement), receiving any dividends that may be paid with respect to such Common Shares, even if some or all of such Common Shares are Unvested, subject always to the obligations set forth in the Shareholders Agreement.
The Manager shall have no pre-emptive rights (Bezugsrechte) with respect to Unvested Common Shares, and hereby waives any such pre-emptive rights.
8.3    No Employment or Other Service Rights
No provision in this Agreement shall confer upon the Manager any right to continue to serve the Company in the capacity in effect at the time this Agreement was executed or shall affect the right of the Company to terminate the Manager's contractual relationship (including without limitation any employment or service) with the Company with or without notice and with or without Cause in accordance with such contractual relationship and applicable law.
8.4    Tax and Social Security Contributions
The Manager shall be responsible for the correct tax and social security declarations and payments according to the applicable law. Any arising wage tax, income tax, capital gains tax, social security contributions or any other taxes or contributions payable by the Manager must be borne by the Manager in accordance with applicable law.
The Manager's employer has the right to make withholdings from the Manager's salary or other compensation elements or retain Common Shares to meet payroll withholding obligations or request payment from the Manager unless the funds are provided otherwise to the employer.
The Manager acknowledges that the Company does not give any representations with respect to the tax treatment of the Unvested Common Shares or Vested Common Shares, and even a tax ruling is no guarantee that tax authorities may not take a different view based on facts and circumstances occurring or coming to their attention at a later stage.
8.5    Investment Assurances
The Manager represents to the Company the following:
(i)    The Manager is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to purchase the Common Shares. The Manager is purchasing the Common Shares for investment for the Manager's own account only.
(ii)    The Manager acknowledges and understands that the Common Shares are not and may never be traded at a public market and, therefore, the Manager may never be able to sell the Common Shares.
(iii)    The Manager further acknowledges and understands that the Company has no obligation, either now or in the future, to repurchase any of the Common Shares, whether Vested or Unvested, at any time. Also, the Manager acknowledges and understands that, in the event that the Company repurchases Common Shares (by exercising the

Restricted Share Purchase Agreement between VectivBio Holding AG and [■]	10 | 11
Repurchase Option or otherwise), the repurchase price may be less than the Nominal Value or, if higher, less than the Fair Market Value, and that the Manager bears any risk associated with the potential loss in value.
8.6    Notices
Any notices shall be given in writing and shall be deemed duly given if and when properly addressed and posted by registered mail. All notices hereunder shall be addressed to the address of each Party shown on the first page. Any change in the proper address under this Section needs to be notified to the other Party to become effective.
8.7    Effect
This Agreement shall take effect as of the date of the last signature under this Agreement and remain in effect as long as the Manager holds any Shares. This Agreement shall inure to the benefit of and be binding upon the Parties and their successors and assigns.
8.8    Entire Agreement
This Agreement, together with such other documents attached hereto or referred to herein, constitutes the entire agreement of the Parties with respect to the subject matter hereof, and supersedes any and all previous agreements between the Parties, whether written or oral, with respect to such subject matter.
8.9    Severability
If a provision of this Agreement is or becomes illegal, invalid or unenforceable in any jurisdiction, that will not affect (i) the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement, or (ii) the legality, validity or enforceability in any other jurisdiction of that or any other provision of this Agreement.
8.10    Governing Law and Jurisdiction
This Agreement shall in all respects be governed by, and construed in accordance with, the laws of Switzerland, including all matters of construction, validity and performance, without giving effect to its conflict of laws provisions.
The courts at the registered offices of the Company in Basel, Switzerland, shall have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the validity thereof).
[Signatures to follow on next page]

Restricted Share Purchase Agreement between VectivBio Holding AG and [■]	11 | 11
Agreed as of the date written on the cover page of this Agreement.

VectivBio Holding AG

Luca Santarelli
Member of the Board and CEO

Manager

[■]

Schedule 1:     Vesting Schedule
[Signature page to the restricted share purchase agreement]